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                                 HIGHMARK FUNDS

                                  Equity Funds
                               Fixed Income Funds

                       Supplement dated July 28, 1998 to
              Fiduciary Shares Prospectus dated November 30, 1997

                    INVESTORS SHOULD RETAIN THIS SUPPLEMENT
                    WITH THE PROSPECTUS FOR FUTURE REFERENCE

    Capitalized Terms Used Herein Have the Same Meaning as in the Prospectus

     Effective July 28, 1998, BTMT will no longer provide sub-advisory services to the Blue Chip Growth and Government Securities Funds. Pacific Alliance, a division of Union Bank of California, N.A., which serves as the investment advisor to HighMark, will provide investment advisory services to such Funds, pursuant to an investment advisory agreement dated April 1, 1996.

     The information under "SERVICE ARRANGEMENTS--The Advisor" on pages 41 and 42 of the Prospectus is hereby amended as follows:

     Growth Fund and Blue Chip Growth Fund--Scott Chapman. Mr. Chapman, Vice President of the Advisor, has served as team leader of the Growth Fund since 1993. He has been with Union Bank of California, N.A., and its predecessor, The Bank of California, N.A., since 1991.

     Bond Fund, Intermediate-Term Bond Fund and Government Securities Fund--E. Jack Montgomery. Mr. Montgomery, Vice President of the Advisor, has served as team leader for the Bond Fund since 1994. He has served as team leader for the Intermediate-Term Bond Fund since 1996. He has been with Union Bank of California, N.A. and The Bank of California, N.A. since 1994. From 1990 to 1994, Mr. Montgomery was employed by the San Francisco Employees' Retirement System.

     The information on page 43 of the Prospectus under "SERVICE
ARRANGEMENTS--The Sub-Advisors" is revised as follows:

     Stephen M. Riccio serves as portfolio manager of the Emerging Growth
Fund. Mr. Riccio has been a portfolio manager with BTMT and its predecessor, Bank of Tokyo Trust Company, since December 1994. From January 1994 to December 1994, Mr. Riccio served as a research analyst for Rochdale Investment Management. From December 1989 to January 1994, Mr. Riccio served as a research analyst for New York Life Insurance Company.